UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

            Nevada                       000-49735              87-0642947
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                        3170 De La Cruz Blvd., Suite 108
                              Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code)
--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (408) 986-6020




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         On September 12, 2005, Stonefield Josephson, Inc., notified Intraop Medical Corporation, or the Company, that it had resigned, effective immediately, as the independent registered public accounting firm for the Company.

         Stonefield Josephson, Inc. became the independent public accountants for the Company on April 25, 2005. Stonefield Josephson, Inc. had been the independent auditors and reviewed the financial statements of Intraop Medical, Inc., a Delaware corporation, or IMI, since May 21, 2004. IMI was merged with and into the Company on March 9, 2005.

         Stonefield Jospehson, Inc.'s report on IMI's consolidated balance sheet as of September 30, 2004 and the related consolidated statements of operations and shareholders' deficit and cash flows for the years ended September 30, 2004 and September 30, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report contained an explanatory paragraph expressing substantial doubt about the ability of IMI to continue as a going concern.

         In connection with its audit of IMI's consolidated balance sheet as of September 30, 2004 and the related consolidated statements of operations and shareholders' deficit and cash flows for the years ended September 30, 2004 and September 30, 2003 and, with respect to the Company, for the period from April 25, 2005 through September 12, 2005, there have been no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stonefield Josephson, Inc. would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the fiscal years ended September 30, 2004 and 2003 and through September 12, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

         The Company has requested that Stonefield Josephson, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 16, 2005, is filed as
Exhibit 16.1 to this Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 16.1 - Letter from Stonefield Josephson, Inc. to the Securities and
               Exchange Commission dated September 16, 2005.

Exhibit 99.1  - Letter from Stonefield Josephson, Inc. to Intraop Medical
                Corporation dated September 12, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTRAOP MEDICAL CORPORATION


Date:  September 16, 2005                  By: /s/ Donald A. Goer
                                               ------------------
                                               Donald A. Goer
                                               Chief Executive Officer